                                                                   EXHIBIT 99.25

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1999-4
              -----------------------------------------------------

                   Monthly Period:                  2/1/02 to
                                                    2/28/02
                   Distribution Date:               3/19/02
                   Transfer Date:                   3/18/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1999-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

   A.  Information Regarding the Current Monthly Distribution.
       -------------------------------------------------------

       1. The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                         Class A                    $  1.50889
                                         Class B                    $  1.67222
                                         Excess Collateral Amount   $  1.94444

       2. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                         Class A                    $  1.50889
                                         Class B                    $  1.67222
                                         Excess Collateral Amount   $  1.94444

     MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1999-4
     Page 2

       3. The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Certificates, per $1,000 original certificate
          principal amount
                                    Class A                      $      0.00000
                                    Class B                      $      0.00000
                                    Excess Collateral Amount     $      0.00000

   B.  Information Regarding the Performance of the Trust.
       ---------------------------------------------------

       1. Allocation of Principal Receivables.
          ------------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period
          which were allocated in respect of the
          Certificates
                                    Class A                      $67,087,601.32
                                    Class B                      $ 5,185,075.63
                                    Excess Collateral Amount     $ 7,595,680.98
                                                                 --------------
                                    Total                        $79,868,357.93

       2. Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of
               Finance Charge Receivables processed during
               the Monthly Period which were allocated in
               respect of the Certificates
                                    Class A                      $ 6,722,855.75
                                    Class B                      $   519,597.01
                                    Excess Collateral Amount     $   761,164.00
                                                                 --------------
                                    Total                        $ 8,003,616.76

          (b1) Principal Funding Investment Proceeds (to
               Class A)                                          $         0.00
          (b2) Withdrawals from Reserve Account (to Class A)     $         0.00
                                                                 --------------
               Class A Available Funds                           $ 6,722,855.75

          (c1) Principal Funding Investment Proceeds (to
               Class B)                                          $         0.00
          (c2) Withdrawals from Reserve Account (to Class B)     $         0.00
               Class B Available Funds                           $   519,597.01

          (d1) Principal Funding Investment Proceeds (to CIA)    $         0.00
          (d2) Withdrawals from Reserve Account (to CIA)         $         0.00
               CIA Available Funds                               $   761,164.00

          (e1) Total Principal Funding Investment Proceeds       $         0.00
          (e2) Investment Earnings on deposits to Reserve
               Account                                           $         0.00

   MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1999-4
   Page 3

     3. Principal Receivable / Investor Percentages
        -------------------------------------------

        (a) The aggregate amount of Principal Receivables
            in the Trust as of 02/28/02                      $33,133,046,650.67

        (b) Invested Amount as of 02/28/02
            (Adjusted Class A Invested Amount
            during Accumulation Period)
                               Class A                       $   500,000,000.00
                               Class B                       $    38,691,000.00
                               Excess Collateral Amount      $    56,548,000.00
                                                             ------------------
                               Total                         $   595,239,000.00

        (c) The Floating Allocation Percentage:
                               Class A                                    1.475%
                               Class B                                    0.114%
                               Excess Collateral Amount                   0.167%
                                                             ------------------
                               Total                                      1.756%

        (d) During the Accumulation Period: The Invested
            Amount as of ______ (the last day of the
            Revolving Period)
                               Class A                       $             0.00
                               Class B                       $             0.00
                               Excess Collateral Amount      $             0.00
                                                             ------------------
                               Total                         $             0.00

        (e) The Fixed/Floating Allocation Percentage:
                               Class A                                    1.475%
                               Class B                                    0.114%
                               Excess Collateral Amount                   0.167%
                                                             ------------------
                               Total                                      1.756%

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1999-4
 Page 4

    4. Delinquent Balances.
       -------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                        $  475,835,846.04
       (b) 60 - 89 days                                        $  340,884,374.14
       (c) 90 - 119 days                                       $  282,690,589.96
       (d) 120 - 149 days                                      $  237,485,868.48
       (e) 150 - 179 days                                      $  194,349,722.35
       (f) 180 or more days                                    $            0.00
                                     Total                     $1,531,246,400.97

    5. Monthly Investor Default Amount.
       -------------------------------

       (a) The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during
           the Monthly Period allocable to the Invested
           Amount (the aggregate "Investor Default Amount")
                                     Class A                   $    2,450,841.53
                                     Class B                   $      189,420.97
                                     Excess Collateral Amount  $      277,485.11
                                                               -----------------
                                     Total                     $    2,917,747.61


    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       ----------------------------------------------------

       (a) The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Excess Collateral Amount
                                     Class A                   $            0.00
                                     Class B                   $            0.00
                                     Excess Collateral Amount  $            0.00
                                                               -----------------
                                     Total                     $            0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-4
Page 5

       (b) The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Excess
           Collateral Amount

                                    Class A                      $         0.00
                                    Class B                      $         0.00
                                    Excess Collateral Amount     $         0.00
                                                                 --------------
                                    Total                        $         0.00


   7.  Investor Servicing Fee
       ----------------------
       (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                    Class A                      $   625,000.00
                                    Class B                      $    48,363.75
                                    Excess Collateral Amount     $    70,685.00
                                                                 --------------
                                    Total                        $   744,048.75


   8.  Reallocated Principal Collections
       ---------------------------------
           The amount of Reallocated Excess Collateral Amount and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default
           Amounts or Investor Charge-Offs for the prior month.

                                    Class B                      $         0.00
                                    Excess Collateral Amount     $         0.00
                                                                 --------------
                                    Total                        $         0.00

   9.  Excess Collateral Amount
       ------------------------
       (a) The amount of the Excess Collateral Amount as of
           the close of business on the related Distribution
           Date after giving effect to withdrawals, deposits
           and payments to be made in respect of the preceding
           month                                                 $56,548,000.00

   10. The Portfolio Yield
       -------------------
        The Portfolio Yield for the related Monthly Period                10.25%

   11. The Base Rate
       -------------
        The Base Rate for the related Monthly Period                       4.01%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1999-4
Page 6

C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      04/01/2002

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                      16.42

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                        $595,239,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2.  Principal Funding Account
          -------------------------

          Beginning Balance                                     $          0.00
            Plus: Principal Collections for related Monthly
                  Period from Principal Account                            0.00

            Plus: Interest on Principal Funding Account
                  Balance for related Monthly Period                       0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                ---------------
          Ending Balance                                                   0.00

      3.  Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                  $          0.00

          Less: The amount deposited into the Principal
                Funding Account for the Previous Monthly
                Period                                          $          0.00

                Accumulation Shortfall                          $          0.00

                                                                ---------------
                Aggregate Accumulation Shortfalls               $          0.00

      4.  Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                  $          0.00

          Less: Principal Funding Investment Proceeds           $          0.00
                                                                ---------------
                Principal Funding Investment Shortfall          $          0.00
                                                                ---------------

 MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1999-4
 Page 7

D. Information Regarding the Reserve Account
   -----------------------------------------

      1. Required Reserve Account Analysis
         ---------------------------------

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                          $0.00
             .5% of Invested Amount or other amount
             designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                   $0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                  $0.00

      2. Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00

      3. Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer            $0.00
         Date (1 (d) plus 2 above)

      4. The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly Period       7.23%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page






                    First USA Bank, National Association
                    as Servicer



                    By: /s/ Tracie Klein
                        -------------------------------
                        Tracie Klein
                        First Vice President